UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2006

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction	(Commission	(IRS Employer
of organization)	File Number)	Identification No.)

2775 Sanders Road
Northbrook, Illinois 60062
(Address of Principal Executive Offices)    Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.         Entry into a Material Definitive Agreement.

Director Compensation

On September 10, 2006, the Registrant’s Board of Directors increased the annual fees for non-employee directors who serve as chairs of committees of the Board from $10,000 to $15,000, effective June 1, 2007, but made no other changes to non-employee director compensation.  A summary of non-employee director compensation is attached as Exhibit 10.1 to this report.

Equity Plans

On September 10, 2006, the Board approved the amendment and restatement of the Registrant’s:  (1) Amended and Restated 2001 Equity Incentive Plan; (2) 2006 Equity Compensation Plan for Non-Employee Directors; (3) Equity Incentive Plan for Non-Employee Directors; and (4) Equity Incentive Plan, (collectively “Plans”).  Existing provisions in the Plans regarding anti-dilution adjustments of awards were revised to make them more clearly mandatory in instances of equity restructurings, such as stock splits.  The Plans were amended to reflect recent interpretations of Financial Accounting Standards No. 123 (revised 2004) (“FAS 123R”).  Under the recent interpretations, FAS 123R could result in the triggering of possibly significant compensation costs for companies that adjust terms of equity awards to preserve award value after an equity restructuring event unless the equity awards contain mandatory anti-dilution provisions. At the same time, FAS 123R permits the Plans to be amended in order to add a mandatory anti-dilution provision or modify an existing anti-dilution provision without incurring compensation costs so long as the amendment is not made in contemplation of an equity restructuring event. The Board decided to amend the Plans now and revise the anti-dilution provisions to make them more clearly mandatory while the Registrant is not contemplating any such equity restructuring event.  Copies of the amended and restated Plans are attached as Exhibits 10.2, 10.3, 10.4 and 10.5 to this report.

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On September 9, 2006, the Board elected Robert D. Beyer to the Registrant’s Board of Directors.  The Board has not yet determined Mr. Beyer’s committee assignments.  A copy of the press release announcing Mr. Beyer’s election is attached as Exhibit 99 to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Summary of Non-Employee Director Compensation

10.2	The Allstate Corporation Amended and Restated 2001 Equity Incentive Plan, as amended and restated effective September 10, 2006.

10.3	The Allstate Corporation 2006 Equity Compensation Plan for Non-Employee Directors, as amended and restated effective September 10, 2006.

10.4	The Allstate Corporation Equity Incentive Plan for Non-Employee Directors, as amended and restated effective September 10, 2006.

10.5	The Allstate Corporation Equity Incentive Plan, as amended and restated effective September 10, 2006.

99	Registrant’s Press Release dated September 11, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Mary J. McGinn
		Name:	Mary J. McGinn
		Title:	Secretary
Date: September 12, 2006